Exhibit 99.1

WebMediaBrands Inc. Reports Results
For Its Fourth Quarter Ended December 31, 2009

(Norwalk, CT – March 30, 2010) -- WebMediaBrands Inc. (Nasdaq: WEBM) today reported results for the quarter ended December 31, 2009.

Revenues for the fourth quarter of 2009 were $1.7 million compared to revenues of $1.8 million for the same period in 2008.  Operating expenses, excluding impairment, for the fourth quarter of 2009 were $3.5 million compared to $7.6 million for the same period in 2008.  Loss from continuing operations was $13.2 million during the fourth quarter of 2009 compared to $13.5 million during the same period in 2008.  Loss from continuing operations during the fourth quarter of 2009 included a non-cash impairment charge of $12.6 million related to the write-down of goodwill, intangible assets and building and land.

“Revenues from our online advertising sales operations improved during the fourth quarter and were up 54% compared to the third quarter of 2009 and 148% for the same period in 2008.  In addition, revenues from our job board operations continued to show steady improvement and were up 7% compared to the fourth quarter of 2008.  Also, operating costs in this quarter reflect cost savings that we believe will continue into 2010,” stated Alan M. Meckler, Chairman and CEO of WebMediaBrands.

In November 2009, WebMediaBrands completed the sale of the assets related to its Internet.com business to QuinStreet, Inc. for an aggregate purchase price of $18.0 million in cash, subject to a working capital purchase price adjustment.  Prior year financial results have been presented to include WebMediaBrands’s Internet.com business as a discontinued operation for the periods presented.

In February 2009, WebMediaBrands completed the sale of its online images business to Getty Images, Inc.  Prior year financial results have been presented to reflect WebMediaBrands’s online images segment as a discontinued operation for the periods presented.

WebMediaBrands Inc. 4th Quarter 2009 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2009 fourth quarter results on Tuesday, March 30, 2010 at 5:00 pm EDT.

The conference call number is 877-795-3613 for domestic participants and 719-325-4802 for international participants; confirmation code “4239586.”   Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Tuesday, April; 13, 2010. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; confirmation code “4239586.”

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Operations
For the Three and Twelve Months Ended December 31, 2008 and 2009
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2009	2008	2009
Revenues	$1,824	$1,659	$8,858	$6,103

Cost of revenues (exclusive of items shown separately below)	1,753	1,116	5,279	4,217
Advertising, promotion and selling	848	409	2,179	1,759
General and administrative	3,704	1,690	19,113	11,272
Depreciation	195	183	588	698
Amortization	1,089	103	2,999	333
Impairment	4,617	12,634	4,617	13,296
Restructuring charge	—	—	—	876
Total operating expenses	12,206	16,135	34,775	32,451

Operating loss from continuing operations	(10,382)	(14,476)	(25,917)	(26,348)
Other income (loss), net	(71)	(90)	(59)	126
Interest income	1	3	13	164
Interest expense	(1,954)	(235)	(7,152)	(1,902)
Loss on extinguishment of debt	—	—	—	(2,125)
Loss on fair value of interest rate swap	—	—	—	(6,732)
Loss from continuing operations before income taxes	(12,406)	(14,798)	(33,115)	(36,817)
Provision (benefit) for income taxes	1,112	(1,646)	8,074	(3,248)
Loss from continuing operations	(13,518)	(13,152)	(41,189)	(33,569)
Income (loss) from discontinued operations, net of taxes	(36,145)	259	(75,492)	(827)
Gain on sale of discontinued operations, net of taxes	—	1,219	—	8,195
Net loss	$(49,663)	$(11,674)	$(116,681)	$(26,201)

Income (loss) per share:
Basic
Loss from continuing operations	$(0.38)	$(0.36)	$(1.14)	$(0.92)
Income (loss) from discontinued operations	(1.00)	0.04	(2.10)	0.20
Net loss	$(1.38)	$(0.32)	$(3.24)	$(0.72)

Diluted
Loss from continuing operations	$(0.38)	$(0.36)	$(1.14)	$(0.92)
Income (loss) from discontinued operations	(1.00)	0.04	(2.10)	0.20
Net loss	$(1.38)	$(0.32)	$(3.24)	$(0.72)

Shares used in computing income (loss) per share:
Basic	35,967	36,931	35,967	36,516
Diluted	35,967	36,931	35,967	36,516

WebMediaBrands Inc.
Unaudited Consolidated Condensed Balance Sheets

December 31, 2008 and 2009
 (in thousands, except share and per share amounts)

	December 31, 2008	December 31, 2009

ASSETS
Current assets:
Cash and cash equivalents	$3,755	$15,012
Accounts receivable, net of allowances of $168 and $90, respectively	455	500
Prepaid expenses and other current assets	3,870	2,879
Assets of discontinued operations	20,578	—
Total current assets	28,658	18,391

Property and equipment, net	1,649	1,086
Intangible assets, net	2,002	990
Goodwill	16,314	9,495
Investments and other assets	2,549	1,051
Assets held for sale and of discontinued operations	112,921	2,000
Total assets	$164,093	$33,013

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$701	$566
Accrued payroll and related expenses	1,109	811
Accrued expenses and other current liabilities	4,971	2,516
Current portion of long-term debt	81,213	—
Deferred revenues	1,204	955
Liabilities of discontinued operations	28,153	—
Total current liabilities	117,351	4,848

Loan from related party	—	6,197
Deferred revenues	108	92
Deferred income taxes	2,190	1,122
Other long-term liabilities	7,764	586
Liabilities of discontinued operations	1,804	—
Total liabilities	129,217	12,845

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 36,032,152 and 37,060,723 shares issued at December 31, 2008 and 2009, respectively	360	371
Additional paid-in capital	273,324	280,556
Accumulated deficit	(234,479)	(260,680)
Treasury stock, 65,000 shares, at cost	(106)	(106)
Accumulated other comprehensive income (loss)	(4,223)	27
Total stockholders’ equity	34,876	20,168
Total liabilities and stockholders’ equity	$164,093	$33,013

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Cash Flows
For the Years Ended December 31, 2008 and 2009 (in thousands)

	Year Ended December 31,
	2008	2009
Cash flows from operating activities:
Net loss	$(116,681)	$(26,201)
Less: Loss from discontinued operations, net of tax	(75,492)	(827)
Less: Gain on sale of discontinued operations, net of tax	—	8,195
Loss from continuing operations	(41,189)	(33,569)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on fair value of swap	—	6,732
Impairment	4,617	13,296
Depreciation and amortization	3,587	1,031
Stock-based compensation	3,592	2,090
Provision for losses on accounts receivable	76	9
Other income, net	18	210
Amortization of debt issue costs	208	19
Loss on extinguishment of debt	—	2,125
Deferred income taxes	5,460	(2,367)
Excess tax benefit from stock-based compensation	(1,813)	(3,969)
Changes in current assets and liabilities (net of businesses acquired):
Accounts receivable, net	647	(58)
Prepaid expenses and other assets	1,173	4,648
Accounts payable and accrued expenses	(131)	(3,133)
Deferred revenues	(178)	(265)
Discontinued operations	36,097	(1,009)
Net cash provided by (used in) operating activities	12,164	(14,210)
Cash flows from investing activities:
Purchases of property and equipment	(1,323)	(570)
Acquisitions of businesses and other	(1,369)	(2,678)
Proceeds from sale of discontinued operations	—	106,806
Discontinued operations	(9,855)	(217)
Net cash provided by (used in) investing activities	(12,547)	103,341
Cash flows from financing activities:
Borrowings from related party	—	7,197
Borrowings under credit facilities	3,900	—
Settlement of interest rate swap	—	(6,732)
Debt issuance costs	(483)	(364)
Repayment of borrowings from related party	—	(1,000)
Repayment of borrowings under credit facilities	(6,813)	(81,213)
Proceeds from exercise of stock options	7	275
Excess tax benefit from stock-based compensation	1,813	3,969
Net cash used in financing activities	(1,576)	(77,868)
Effect of exchange rates on cash	(1,587)	(6)
Net increase (decrease) in cash and cash equivalents	(3,546)	11,257
Cash and cash equivalents, beginning of year	7,301	3,755
Cash and cash equivalents, end of year	$3,755	$15,012
Supplemental disclosures of cash flow:
Cash refund of income taxes, net	$1,026	$1,320
Cash paid for interest	$7,008	$1,855

Non-cash investing activities:
Acquisitions of long-lived assets	$372	$28
Accrued acquisition contingency	$61	$1,556

About WebMediaBrands Inc.

WebMediaBrands Inc. (Nasdaq: WEBM, www.webmediabrands.com) is an Internet media company that provides content, education, trade shows and online job board services to media and business professionals.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example: general economic conditions; the competitive environment in which WebMediaBrands competes; and the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices.  For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at www.webmediabrands.com/corporate/press.html

For information on WebMediaBrands contact:

Amanda Barrett
Director of Marketing
212-547-7879
press@webmediabrands.com